UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2005

Staktek Holdings, Inc.

(Exact name of registrant as specified in its charter)

000-50553

(Commission File Number)

Delaware 56-2354935

(State or other jurisdiction of (I.R.S. Employer Identification No.)

incorporation)

8900 Shoal Creek Blvd, Suite 125

Austin, Texas 78757

(Address of principal executive offices, with zip code)

(512) 454-9531

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Institutional Shareholder Services ("ISS") contacted us and requested that we provide additional information about tax fees that we reported in our proxy statement in connection with our 2005 Annual Meeting of Stockholders. We provided to ISS the information set forth below.

Fees Paid to Independent Auditors

The following table sets forth supplemental information concerning fees paid or accrued by us for audit and other services provided by Ernst & Young LLP for the year ended December 31, 2004:

Audit Fees (1) $190,500

Audit-Related Fees (2) 29,070

Tax Fees (3) 235,184

All Other Fees (4) 1,624

TOTAL $456,378

____________________

    Audit Fees. Fees for audit services include fees associated with our initial public offering, the annual audit and the reviews of our quarterly reports on Form 10-Q.

    Audit-Related Fees. Principally includes fees associated with our acquisition of Staktek Corporation and the annual audit of our 401(k) plan.

    Tax Fees. Includes $87,000 for tax compliance services and $148,184 for all other tax services, including tax advice and tax planning.

(4) All Other Fees. All other fees are for the purchase of accounting-related online research tools.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAKTEK HOLDINGS, INC.

Date: March 28, 2005 By: /s/ W. Kirk Patterson

W. Kirk Patterson

Vice President Finance and

Chief Financial Officer